Revenue and other operating income	12 Months Ended
Dec. 31, 2017
Analysis of income and expense [abstract]
Revenue and other operating income
Revenue and other operating income

(in thousands of USD)	2017	2016	2015
Pool Revenue	249,303	340,217	455,617
Spot Voyages	145,360	203,821	264,799
Time Charters (Note 19)	118,705	140,227	126,091
Total revenue	513,368	684,265	846,507

(in thousands of USD)	2017	2016	2015
Other operating income	4,902	6,996	7,426

For the accounting treatment of revenue, we refer to the accounting policies (o) - Revenue.
The decrease in revenue is mostly related to the decrease in pool and spot voyage revenue which is due to lower freight market conditions.
Other operating income includes revenues related to the daily standard business operation of the fleet and that are not directly attributable to an individual voyage, such as insurance rebates received based on changes in our vessels' trading patterns.